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                                                                   EXHIBIT 10.97


                      AMENDMENT TO ASSET PURCHASE AGREEMENT


                  This AMENDMENT TO ASSET PURCHASE AGREEMENT ("Amendment") is entered into as of December 3, 2001 by and among CoreExpress, Inc., a Delaware corporation ("CoreExpress"), and Williams Communications, LLC, a Delaware limited liability company ("Purchaser").

                                    RECITALS:

                  WHEREAS, reference is hereby made to that certain Asset Purchase Agreement dated as of October 31, 2001 among CoreExpress and Purchaser (the "Purchase Agreement"; capitalized terms used and not defined herein shall have the meanings assigned to them in the Purchase Agreement, as amended hereby); and

                  WHEREAS, CoreExpress and Purchaser have agreed to enter into an amendment to the Purchase Agreement upon the terms and conditions contained herein.

                  NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1 Amendment to Section 1.4. Section 1.4 of the Purchase Agreement is hereby amended by deleting the amount "Nineteen Million Five Hundred Thousand Dollars ($19,500,000)" which appears in the first sentence thereof and inserting the amount "Eighteen Million Six Hundred Fifty-Nine Thousand Eighty-Four Dollars ($18,659,084)" in its place.

                  2. Amendment to Section 2.15. The Purchase Agreement is hereby amended by adding the following as Section 2.15:

                           Section 2.15 Sycamore Equipment. Exhibit A to
                  Schedule 1.3 contains, in all material respects, a complete list of the equipment manufactured and/or sold by Sycamore Networks, Inc. to CoreExpress.

                  3. Amendment to Schedule 1.3. Schedule 1.3 to the Purchase Agreement (Certain Excluded Capital Assets) is hereby amended by adding the following as Item 12 in Section V of such Schedule:

                           12. Sycamore Networks, Inc. - All rights and assets
related to:

                                    a.   Purchase and License Agreement (Dated
                                         October 26, 2000) Amendment (Dated
                                         October 27, 2000)

                                    b.   Master Lease Agreement and Amendment
                                         (Included in Exhibit D of the Purchase
                                         and License Agreement)

                                    c.   Statement of Work

                                    d.   Evaluation/Demonstration Agreement;


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                                         including, but not limited to, the
                                         equipment set forth on Exhibit A
                                         attached hereto.

                  3. Miscellaneous.

                  3.1 Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement. Each reference in the Purchase Agreement to "this Agreement", "herein", "hereof" and words of like import shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

                  3.2 Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.

                  3.3 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  3.4 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.



                                               COREEXPRESS, INC.


                                               By  /s/ JAMES A. WOOTTEN
                                                 -------------------------------
                                                 Title: President


                                               WILLIAMS COMMUNICATIONS, LLC


                                               By /s/ JAMES W. DUTTON
                                                 -------------------------------
                                                 Title: Vice President



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